                                               ANNUAL REPORT | December 31, 2002

                                                                      The Strong

                                                             International Stock

                                                                         Fund II

                              [PHOTO APPEARS HERE]

Table of Contents

Investment Review

   Strong International Stock Fund II.................................  2

Financial Information

   Schedule of Investments in Securities
     Strong International Stock Fund II...............................  4
   Statement of Assets and Liabilities................................  6
   Statement of Operations............................................  7
   Statements of Changes in Net Assets................................  8
   Notes to Financial Statements......................................  9

Financial Highlights.................................................. 13

Report of Independent Accountants..................................... 14

Directors and Officers................................................ 15

                                                                   [STRONG LOGO]

Strong International Stock Fund II

Effective April 6, 2001, the Fund was closed to new participation agreements for shareholder servicing. The Fund's Board of Directors approved the liquidation of the Fund, scheduled for February 28, 2003.

Your Fund's Approach

The Strong International Stock Fund II seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks from any foreign company, which may include stocks from companies in emerging markets. The management seeks to meet the Fund's objective by applying a multidimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

                    Growth of an Assumed $10,000 Investment+
                           From 10-20-95 to 12-31-02

                              [CHART APPEARS HERE]

                 The Strong                                      Lipper
                International            MSCI                 International
                Stock Fund II         EAFE Index*             Funds Index*
Sep 95             $10,000             $10,000                    $10,000
Oct 95             $10,090             $ 9,812                    $ 9,926
Nov 95             $ 9,950             $10,085                    $10,030
Dec 95             $10,261             $10,491                    $10,321
Jan 96             $10,613             $10,535                    $10,565
Feb 96             $10,793             $10,570                    $10,610
Mar 96             $10,964             $10,795                    $10,776
Apr 96             $11,265             $11,108                    $11,127
May 96             $11,456             $10,904                    $11,114
Jun 96             $11,642             $10,965                    $11,215
Jul 96             $11,089             $10,645                    $10,837
Aug 96             $11,179             $10,668                    $10,978
Sep 96             $11,196             $10,952                    $11,224
Oct 96             $11,024             $10,840                    $11,179
Nov 96             $11,417             $11,271                    $11,705
Dec 96             $11,327             $11,126                    $11,810
Jan 97             $11,538             $10,736                    $11,825
Feb 97             $11,952             $10,912                    $12,038
Mar 97             $11,627             $10,952                    $12,102
Apr 97             $11,575             $11,010                    $12,155
May 97             $12,106             $11,726                    $12,840
Jun 97             $12,307             $12,373                    $13,457
Jul 97             $12,192             $12,573                    $13,889
Aug 97             $11,193             $11,634                    $12,888
Sep 97             $11,372             $12,286                    $13,715
Oct 97             $10,363             $11,341                    $12,674
Nov 97             $ 9,932             $11,226                    $12,567
Dec 97             $ 9,795             $11,324                    $12,666
Jan 98             $ 9,985             $11,842                    $12,972
Feb 98             $10,510             $12,601                    $13,796
Mar 98             $10,871             $12,989                    $14,545
Apr 98             $10,977             $13,092                    $14,768
May 98             $10,564             $13,029                    $14,798
Jun 98             $10,464             $13,127                    $14,668
Jul 98             $10,931             $13,260                    $14,893
Aug 98             $ 9,508             $11,618                    $12,751
Sep 98             $ 8,520             $11,261                    $12,354
Oct 98             $ 8,456             $12,435                    $13,262
Nov 98             $ 8,892             $13,072                    $13,927
Dec 98             $ 9,327             $13,588                    $14,269
Jan 99             $10,135             $13,548                    $14,356
Feb 99             $ 9,657             $13,225                    $13,987
Mar 99             $ 9,909             $13,777                    $14,452
Apr 99             $ 9,898             $14,335                    $15,126
May 99             $ 9,482             $13,597                    $14,564
Jun 99             $10,378             $14,127                    $15,254
Jul 99             $10,848             $14,547                    $15,595
Aug 99             $10,826             $14,600                    $15,718
Sep 99             $11,317             $14,747                    $15,769
Oct 99             $12,064             $15,300                    $16,319
Nov 99             $14,485             $15,831                    $17,516
Dec 99             $17,461             $17,252                    $19,668
Jan 00             $16,501             $16,156                    $18,517
Feb 00             $19,135             $16,591                    $19,739
Mar 00             $17,802             $17,234                    $19,790
Apr 00             $16,085             $16,327                    $18,534
May 00             $14,634             $15,928                    $18,025
Jun 00             $15,381             $16,551                    $18,860
Jul 00             $14,357             $15,857                    $18,248
Aug 00             $14,634             $15,995                    $18,557
Sep 00             $12,864             $15,216                    $17,476
Oct 00             $11,850             $14,857                    $16,882
Nov 00             $10,784             $14,299                    $16,169
Dec 00             $10,560             $14,808                    $16,773
Jan 01             $10,720             $14,800                    $16,872
Feb 01             $ 9,664             $13,691                    $15,688
Mar 01             $ 8,928             $12,778                    $14,585
Apr 01             $ 9,664             $13,666                    $15,472
May 01             $ 9,305             $13,184                    $15,097
Jun 01             $ 9,084             $12,644                    $14,671
Jul 01             $ 8,819             $12,414                    $14,290
Aug 01             $ 8,587             $12,100                    $14,003
Sep 01             $ 7,658             $10,874                    $12,477
Oct 01             $ 7,780             $11,153                    $12,815
Nov 01             $ 8,056             $11,564                    $13,294
Dec 01             $ 8,222             $11,633                    $13,531
Jan 02             $ 7,758             $11,014                    $12,985
Feb 02             $ 7,714             $11,092                    $13,167
Mar 02             $ 8,064             $11,692                    $13,863
Apr 02             $ 8,064             $11,769                    $13,961
May 02             $ 8,041             $11,918                    $14,160
Jun 02             $ 7,734             $11,444                    $13,601
Jul 02             $ 6,779             $10,314                    $12,243
Aug 02             $ 6,631             $10,291                    $12,253
Sep 02             $ 5,903             $ 9,186                    $10,933
Oct 02             $ 5,926             $ 9,679                    $11,501
Nov 02             $ 6,119             $10,119                    $12,045
Dec 02             $ 6,040             $ 9,778                    $11,660

  + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future result. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of October 1995.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year ended December 31, 2002, the Fund underperformed its broad-based benchmark, the MSCI EAFE Index. The Fund benefited from its exposure to emerging markets, particularly Mexico and South Korea. On the other hand, underweightings in the U.K. and Japan hurt relative performance. Currency movements had a significant, positive impact on performance, as the euro, yen, and British pound all strengthened relative to the U.S. dollar.

Global markets under pressure

Despite interest-rate cuts and market rallies in the fourth quarter, the world's stock markets faced significant selling pressures for the third year in a row, with nearly all developed markets posting double-digit declines and all global sectors falling in value in 2002. Three major issues dominated the global financial landscape throughout the year:

.. The sluggish global economy;

.. Geopolitical tensions-particularly with Iraq; and

.. Corporate governance and accounting scandals.

As a result, corporate earnings were disappointing, and stock valuations fell around the world.

Asia was the best-performing region, supported by improving local economies such as South Korea and Thailand, expanding intra-regional trade (especially with China), and a weakening U.S. dollar that helped boost exports. Even Japan's stock market proved more resilient than the U.S. and European markets, despite that country's weak banking sector and poor consumer spending. Germany was the worst-performing of the developed markets, suffering from slowing exports, high real interest rates, and rising taxes.

One of the better-performing sectors, consumer staples, saw stocks fall only modestly, supported by these companies' defensive characteristics, such as solid balance sheets and good cash flows. Surprisingly, several of the traditionally defensive sectors, such as healthcare and utilities, provided little protection in this difficult year, while more economically sensitive sectors, such as materials and energy, experienced only minor declines. Information technology and telecommunication were the weakest sectors around the globe, continuing a trend begun in the first half of 2000.

Our focus on companies with fundamental strength

Throughout 2002, we maintained a cautious outlook on the world's economies and the prospects for a corporate earnings recovery. In selecting stocks for the portfolio, we placed our focus on companies that we believe have the ability to improve their earnings-even in a difficult economic environment. In addition to balance-sheet strength, other positive characteristics we looked for included strong cash-flow growth and flexible operations. Several stocks in the consumer staples and energy sectors demonstrated these key qualities, and subsequently contributed positively to the Fund's performance.

Other factors that played a role in our stock selection included new product flow, effective cost-containment measures, and management's ability to adjust to the competition. Japanese holdings Toyota Motor and Canon gained market share in their respective industries, and reported better-than- expected earnings. Ryanair of Ireland expanded its discount airline routes in Europe and exceeded analysts' forecasts for the year, while flagship national carriers struggled with heavy cost structures.

But 2002 was a year marked by its disappointments. For example, AA-rated insurer Swiss Re was battered along with other major financial services companies that had assets affected by the global stock market decline. Suez, the French water utility, saw its stock fall out of favor with investors due to its operations in troubled Brazil. And the rout of telecommunication stocks was all-encompassing, affecting even a well-diversified conglomerate like Hutchinson Whampoa.

The global outlook for 2003

In the coming year, we believe the key drivers for global stock market health are likely to be corporate profitability and improving labor market conditions. Rising profits would help to support stock prices, while stable employment would help to improve consumer confidence. Without progress in these two areas, we believe the global recovery will remain slow. In the near term, we feel that world equity markets are likely to remain sensitive to news regarding geopolitical developments, corporate earnings, and monetary and fiscal policy.

On a relative basis, emerging markets offer good opportunities given their low valuations and higher dividend yields. Within the established European equity markets, we expect investors to reward those companies that are able to deliver on their business goals, and turn away from those that fall short. In those markets where expectations for recovery are already muted -Japan is one example-there is the potential for positive surprises.

We thank you for your investment in the Strong International Stock Fund II.


Stacey Ho
Portfolio Co-Manager

Katherine Schapiro
Portfolio Co-Manager


Average Annual Total Returns/1/

As of 12-31-02
--------------------------------

   1-year                -26.54%

   3-year                -29.80%

   5-year                 -9.22%

   Since Fund Inception   -6.77%
   (10-20-95)

Equity Funds are volatile investments and should only be considered for long-term goals.

/1/ The Fund's returns include the effect of deducting Fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing the performance quoted.

    An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE Index is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE Index data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the MSCI EAFE Index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 2002
--------------------------------------------------------------------------------

                       STRONG INTERNATIONAL STOCK FUND II

                                                         Shares or
                                                         Principal       Value
                                                          Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 96.2%
Australia 2.3%
BHP Billiton, Ltd.                                          64,000   $   364,361
BHP Steel, Ltd. (b)                                         17,900        32,429
                                                                     -----------
                                                                         396,790

Belgium 1.3%
Fortis                                                      12,800       225,706

Brazil 0.6%
Companhia Vale do Rio Doce Sponsored ADR                     3,500       101,185

Canada 4.2%
Bank of Nova Scotia                                          4,500       151,546
Encana Corporation                                          11,000       342,175
TransCanada PipeLines, Ltd.                                 16,000       232,977
                                                                     -----------
                                                                         726,698

Denmark 1.6%
Danske Bank A/S                                             16,200       268,087

Finland 1.3%
UPM-Kymmene Oyj                                              7,000       226,661

France 14.3%
Accor SA                                                     8,000       242,332
BNP Paribas SA                                               6,800       277,140
Essilor International SA                                     4,450       183,326
Groupe Danone                                                3,200       430,588
L'Oreal SA                                                   2,800       213,216
Suez SA                                                     15,600       270,822
Thales SA                                                   14,100       373,388
TotalFinaElf SA                                              3,300       471,407
                                                                     -----------
                                                                       2,462,219

Germany 4.5%
Adidas-Salomon AG                                            2,150       182,788
E.On AG                                                      6,000       242,143
Muenchener Rueckversicherungs-Gesellschaft AG                  975       116,561
Puma AG                                                      1,500       102,383
Schering AG                                                  3,000       130,518
                                                                     -----------
                                                                         774,393

Hong Kong 2.8%
Hutchison Whampoa, Ltd.                                     43,000       269,084
Swire Pacific, Ltd. A Shares                                54,600       208,645
                                                                     -----------
                                                                         477,729

Ireland 1.5%
Bank of Ireland                                             10,500       107,894
Ryanair Holdings PLC ADR (b)                                 4,000       156,640
                                                                     -----------
                                                                         264,534

Italy 5.3%
Credito Italiano SA                                         58,600       234,340
ENI Spa                                                     27,000       429,339
Parmalat Finanziaria Spa                                   101,000       240,642
                                                                     -----------
                                                                         904,321

Japan 21.0%
Ajinomoto Company, Inc.                                     19,200       200,360
Canon, lnc.                                                 10,000       376,484
East Japan Railway Company                                      70       347,258
Fuji Photo Film                                             10,000       325,950
Honda Motor Company, Ltd.                                    4,600       170,083
KOMATSU, LTD.                                               65,000       211,867
Lawson, Inc.                                                 7,000       168,618
Mitsubishi Heavy Industries, Ltd.                           80,000       195,401
Nippon Steel Corporation                                   146,000       170,926
SECOM Company, Ltd.                                          7,500       257,096
Sony Corporation -                                           7,700       321,671
Tokyo Gas Company, Ltd.                                    111,000       347,781
Toppan Printing Company, Ltd.                               33,000       248,202
Toyota Motor Corporation                                    10,000       268,677
                                                                     -----------
                                                                       3,610,374
Mexico 2.5%
America Movil SA de CV                                     102,000        73,448
Telefonos de Mexico SA de CV                               115,000       184,377
Wal-Mart de Mexico SA de CV                                 73,000       163,475
                                                                     -----------
                                                                         421,300
Netherlands 3.7%
Koninklijke Philips Electronics NV
   Sponsored ADR - New York Registry Shares                  2,500        44,200
Royal Dutch Petroleum Company                                5,500       242,110
STMicroelectronics NV                                        8,000       156,852
Wolters Kluwer NV                                           11,000       191,657
                                                                     -----------
                                                                         634,819

Singapore 1.1%
DBS Group Holdings, Ltd.                                    30,000       190,300

South Korea 1.8%
KT Corporation Sponsored ADR                                 5,000       107,750
Kookmin Bank Sponsored ADR                                   1,000        35,350
Samsung Electronics                                            600       158,880
                                                                     -----------
                                                                         301,980

Spain 3.2%
ACS, Actividades de Construccion y Servicios SA              8,200       263,796
Banco Santander Central Hispano SA                          27,600       189,457
Telefonica SA (b)                                            1,126        10,081
Telefonica SA Sponsored ADR (b)                              3,083        81,915
                                                                     -----------
                                                                         545,249

Sweden 3.1%
Autoliv, Inc.                                               20,000       411,295
Sandvik AB                                                   5,500       123,244
                                                                     -----------
                                                                         534,539

Switzerland 5.3%
Givaudan SA                                                    500       224,394
Nestle SA                                                    1,400       296,924
Novartis AG Sponsored ADR                                    4,000       146,920
Swiss Reinsurance                                            3,800       249,482
                                                                     -----------
                                                                         917,720

United Kingdom 14.8%
Anglo American PLC                                          26,500       395,553
BP PLC Sponsored ADR                                         6,000       243,900
Boots Company PLC                                           20,700       195,454
Compass Group PLC                                           34,100       181,320
Diageo PLC                                                  17,000       184,897
Exel PLC                                                    28,000       310,401
HSBC Holdings PLC                                           12,900       141,021
Royal Bank of Scotland PLC (b)                              14,100       337,505
Tesco PLC                                                   87,500       272,926
Vodafone Group PLC                                         148,000       269,665
                                                                     -----------
                                                                       2,532,642
--------------------------------------------------------------------------------
Total Common Stocks (Cost $18,108,057)                                16,517,246
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 STRONG INTERNATIONAL STOCK FUND II (continued)

                                                         Shares or
                                                         Principal       Value
                                                          Amount        (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 2.0%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds $334,019);
   Collateralized by: United States
   Government & Agency Issues (c)                         $334,000   $   334,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $334,000)                             334,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $18,442,057)98.2%               16,851,246
Other Assets and Liabilities, Net 1.8%                                   315,178
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $17,166,424
================================================================================


--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(J)of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

                                                                                Strong
                                                                             International
                                                                             Stock Fund II
                                                                             -------------
Assets:
   Investments in Securities, at Value (Cost of $ 18,442,057)                  $ 16,851,246
   Receivable for Securities Sold                                                   293,895
   Interest and Dividends Receivable                                                 37,101
   Other Assets                                                                       9,137
                                                                               ------------
   Total Assets                                                                  17,191,379

Accrued Operating Expenses and Other Liabilities                                     24,955
                                                                               ------------
Net Assets                                                                     $ 17,166,424
                                                                               ============
Net Assets Consist of:
   Capital Stock (Par value and Paid-in Capital)                               $ 28,117,117
   Undistributed Net Investment Income (Loss)                                       218,935
   Undistributed Net Realized Gain (Loss)                                        (9,582,024)
   Net Unrealized Appreciation (Depreciation)                                    (1,587,604)
                                                                               ------------
   Net Assets                                                                  $ 17,166,424
                                                                               ============
Capital Shares Outstanding (Unlimited Number Authorized)                          3,234,895

Net Asset Value Per Share                                                      $       5.31
                                                                               ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                             Strong International
                                                                                Stock Fund II
                                                                             --------------------
Income:
   Dividends (net of foreign withholding taxes of $54,897)                         $  457,938
   Interest                                                                            37,753
                                                                                 ------------
   Total Income                                                                       495,691

Expenses:
   Investment Advisory Fees                                                           259,424
   Custodian Fees                                                                      29,460
   Shareholder Servicing Costs                                                         41,504
   Other                                                                               24,820
                                                                                 ------------
   Total Expenses before Expense Offsets                                              355,208
   Expense Offsets (Note 4)                                                           (72,141)
                                                                                 ------------
   Expenses, Net                                                                      283,067
                                                                                 ------------
Net investment Income (Loss)                                                          212,624

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                                   (7,625,785)
     Foreign Currencies                                                                 6,311
                                                                                 ------------
                                                                                   (7,619,474)
     Net Realized Gain (Loss)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                    2,093,832
     Foreign Currencies                                                                 3,440
                                                                                 ------------
     Net Change in Unrealized Appreciation/Depreciation                             2,097,272
                                                                                 ------------
Net Gain (Loss) on Investments                                                     (5,522,202)
                                                                                 ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                   ($5,309,578)
                                                                                 ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  Strong International Stock Fund II
                                                                                  ----------------------------------
                                                                                    Year Ended         Year Ended
                                                                                   Dec. 31, 2002      Dec. 31, 2001
                                                                                  ---------------    ---------------
Operations:
   Net Investment Income (Loss)                                                   $      212,624     $      401,833
   Net Realized Gain (Loss)                                                           (7,619,474)          (176,725)
   Net Change in Unrealized Appreciation/Depreciation                                  2,097,272         (8,823,361)
                                                                                  --------------     --------------
   Net Increase (Decrease) in Net Assets Resulting from Operations                    (5,309,578)        (8,598,253)

Distributions:
   From Net Investment Income                                                           (858,592)                --
   From Net Realized Gains                                                                    --         (1,694,630)
                                                                                  --------------     --------------
   Total Distributions                                                                  (858,592)        (1,694,630)

Capital Share Transactions:
   Proceeds from Shares Sold                                                         304,340,899        307,210,352
   Proceeds from Reinvestment of Distributions                                           858,592          1,694,630
   Payments for Shares Redeemed                                                     (314,402,522)      (320,792,428)
                                                                                  --------------     --------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions              (9,203,031)       (11,887,446)
                                                                                  --------------     --------------
Total Increase (Decrease) in Net Assets                                              (15,371,201)       (22,180,329)

Net Assets:
   Beginning of Year                                                                  32,537,625         54,717,954
                                                                                  --------------     --------------
   End of Year                                                                    $   17,166,424     $   32,537,625
                                                                                  ==============     ==============
   Undistributed Net Investment Income (Loss)                                     $      218,935     $      858,592

Transactions in Shares of the Fund:
   Sold                                                                               49,957,082         36,323,243
   Issued in Reinvestment of Distributions                                               121,786            193,672
   Redeemed                                                                          (51,220,143)       (37,665,252)
                                                                                  --------------     --------------
   Net Increase (Decrease) in Shares of the Fund                                      (1,141,275)        (1,148,337)
                                                                                  ==============     ==============

                       See Notes to Financial Statements.

 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 December 31, 2002

1.   Organization

     Strong International Stock Fund II (a series of Strong Variable Insurance Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2002, approximately 96% of the Fund's shares were owned by the separate accounts of one insurance company.

     On November 8, 2002, the Board of Directors approved and authorized the liquidation of the Fund on February 28, 2003 or as soon thereafter as is practicable. Upon liquidation, the Fund's investment portfolio will be sold, and the net proceeds, after satisfaction of any Fund liabilities, will be distributed to the shareholders of the Fund.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Fund's net asset values on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Fund's Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted or illiquid securities at December 31, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains

--------------------------------------------------------------------------------
December 31, 2002

     or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

(G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

(K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses. Such amounts are included in Expense Offsets reported in the Fund's Statement of Operations and in Note 4.

(L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations and in Note 4.

(M) Securities Lending -- The Fund has entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in the Deutsche Daily Assets Fund. At December 31, 2002, the Fund had no securities on loan.

     The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

(N) Expenses -- The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Fund. Effective November 30, 2001, Strong Investor Services, Inc. (the "Administrator") provides shareholder recordkeeping and related services to the Fund. Certain officers and directors of the Fund are affiiiated with the Advisor and Administrator. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund.

     The Fund's Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Transfer agency banking charges allocated to the Fund by the Administrator, if any, are included in Other in the Fund's Statement of Operations. Transfer agency banking credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets in the Fund's Statement of Operations and in Note 4. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     The amount payable to the Advisor or Administrator at December 31, 2002, shareholder servicing and other expenses paid to the Administrator, transfer agency banking credits and unaffiliated directors' fees for the year ended December 31, 2002, were $5,334, $41,504, $71,167 and $1,089, respectively.

4.   Expense Offsets

     Expense offsets during the year ended December 31, 2002 included transfer agency banking credits, directed brokerage credits and earnings credits of $71,167, $950 and $24, respectively.

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC")with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total net assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing on the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. During the year ended December 31, 2002, the outstanding average daily balance was $155,890 under the LOC. The maximum amount outstanding during the year was $4,900,000. Interest expense amounted to $3,562 for the year ended December 31, 2002. At December 31, 2002, there were no outstanding borrowings by the Fund under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended December 31, 2002, were $20,809,110 and $27,462,894, respectively. There were no purchases or sales of long-term U.S. government securities during the period ended December 31, 2002.

7.   Income Tax Information

     At December 31, 2002, the cost of investments in securities for federal income tax purposes was $20,368,374. Net unrealized depreciation of securities was $3,517,128, consisting of gross unrealized appreciation and depreciation of $695,618 and $4,212,746, respectively. The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2002, distributable ordinary income and distributable long-tem capital gains were $218,935 and $0, respectively.

--------------------------------------------------------------------------------
December 31, 2002

     The tax components of dividends paid during the years ended December
     31, 2002 and 2001, capital loss carryovers (expiring in varying amounts through 2010) as December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                   2002 Income Tax Information                    2001 Income Tax Information
                                        -----------------------------------------------------   ----------------------------
                                          Ordinary       Long-Term   Net Capital                  Ordinary       Long-Term
                                           Income      Capital Gains    Loss     Post-October      Income      Capital Gains
                                        Distributions  Distributions Carryovers     Losses      Distributions  Distributions
                                        -------------  ------------- ----------- ------------   -------------  -------------
     Strong International Stock Fund II    $858,592        $ -        $7,326,003  $   329,704        $-         $1,694,630

     For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, is 0.0%, (unaudited).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND II

                                                                                       Year Ended
                                                                  ---------------------------------------------------
                                                                    Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                          2002      2001       2000      1999       1998
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $   7.44   $  9.90     $16.37    $ 8.78    $  9.32

Income From Investment Operations:
     Net Investment Income                                            0.08      0.09      (0.02)    (0.01)      0.03
     Net Realized and Unrealized Gains (Losses) on Investments       (2.00)    (2.23)     (6.45)     7.64      (0.46)
----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                (1.92)    (2.14)     (6.47)     7.63      (0.43)

Less Distributions:
     From Net Investment Income                                      (0.21)       --         --     (0.04)     (0.11)
     From Net Realized Gains                                            --     (0.32)        --        --         --
----------------------------------------------------------------------------------------------------------------------
     Total Distributions                                             (0.21)    (0.32)        --     (0.04)     (0.11)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $   5.31   $  7.44     $ 9.90    $16.37    $  8.78
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
     Total Return                                                    -26.5%    -22.1%     -39.5%    +87.2%      -4.8%
     Net Assets, End of Period (In Millions)                      $     17   $    33     $   55    $  125    $    47
     Ratio of Expenses to Average Net Assets before Expense            1.4%      1.5%       1.6%      1.3%       1.6%
       Offsets
     Ratio of Expenses to Average Net Assets                           1.1%      1.0%       1.2%      1.2%       1.6%
     Ratio of Net Investment Income (Loss) to Average Net              0.8%      1.0%      (0.1%)    (0.2%)      0.3%
       Assets
     Portfolio Turnover Rate                                          86.8%    168.5%      96.6%     80.8%     255.2%

(a) Information presented relates to a share of capital the stock of Fund outstanding for the entire period.

                       See Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong International Stock Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong International Stock Fund II (a series of Strong Variable Insurance Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and
 Chairman of the Board of the Strong Funds since October 1991.

  Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.

  Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

  Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January
1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

  Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

  Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

  Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued]
--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

   Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, Lacrosse-Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

   Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

   Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

   Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

   Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

   Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30277 03-03



Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------


[STRONG LOGO]                                                        WH2960 1202